SUBSCRIPTION AGREEMENT

Date: _______, 2007

China Private Equity Acquisition Corp.
[Address]

Dear Potential Investor:

This will acknowledge that the Undersigned hereby purchases ______ Shares ("Shares") of Common Stock, par value $.01 per share, of China Private Equity Acquisition Corp. a Delaware corporation, ( the "Company"), from the Company for a purchase price of $.01 per share for an aggregate of $_______.

Representations and Warranties of the Undersigned.

The Undersigned hereby represents and warrants as follows:

1. Non-U.S. Person Status.       Investor is domiciled and resides outside the United States as of the date hereof. No offer to enter into this Agreement or purchase any securities of the Company has been made by the Company to the Investor at any time while the Investor was in the United States.

2. No Directed Selling Efforts.      Neither Investor, nor any of its affiliates, nor any person acting on its behalf or any behalf of any such affiliate, has engaged or will engage in any activity undertaken for the purpose of, or that reasonably could be expected to have the effect of, conditioning the markets in the United States for the Securities, including, but not limited to, effecting any sale or short sale of the Securities through Investor or any of its affiliates prior to the expiration of any restricted period contained in Regulation S, promulgated under the Act (any such activity being defined herein as a “Directed Selling Effort”).  To the best knowledge of the Investor, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Act.  Investor agrees that all offers and sales of the Common Stock from the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons (as defined in Regulation S) or for the account or benefit of U.S. Persons and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Act.   Investor and its representatives have not conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

3. No General Solicitation.      The Investor has not received any general solicitation or advertising regarding the offering of the Securities or entering into this Agreement.

4. Restricted Securities.  The Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.  In this connection, the Investor represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.  The Investor understands that the Securities have not been and will not be registered under the Act and have not been and will not be registered or qualified in any state in which they are offered, and thus the Investor will not be able to resell or otherwise transfer its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available.

5. Due Diligence. The investor has conducted its own due diligence and acknowledges that the investor is making an investment in a company that may be worthless.

6. Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.”

SIGNATURES

No. of Shares Purchased: ___________ Aggregate Purchase Price: $____________

Print Name:
	First	Middle	Last

Address:______________________________________
Street

City	State	Zip

Social Security or Tax Identification Number: _____________________________

Date: ________________________

Signature:_______________________________________________

Accepted:
CHINA PRIVATE EQUITY ACQUISITION CORP.

By:		Date:
James Hahn, President